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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 31, 2004

                               MARGO CARIBE, INC.
             (Exact name of registrant as specified in this charter)

         PUERTO RICO                                              0-15336
(State or other jurisdiction of                            (Commission File No.)
       incorporation)

                                   66-0550881
                        (IRS Employer Identification No.)

    ROAD 690, KILOMETER 5.8 VEGA ALTA, PUERTO RICO                      00692
      (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:   (787) 883-2570

          (Former Name or Former Address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

                99 Press Release dated March 31, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On March 31, 2004, Margo Caribe, Inc. issued a press release announcing its operating results for the fourth quarter and twelve months ended December 31, 2003, a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K.

     Margo Caribe does not intend for this Item 12 or Exhibit 99 to be treated as if "filed" under the Securities Exchange Act of 1934 as amended, or incorporated by reference into its filing under the Securites Act of 1933, as amended.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MARGO CARIBE, INC.

                                         By: /s/ Juan B. Medina
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                                                 Juan B. Medina
                                                 Chief Financial Officer

Date: April 2, 2004


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